Exhibit 10 (u)
THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.
EXECUTIVE MANAGEMENT COMMITTEE MEMBER
Non-Qualified Stock Option Grant
(2002 Stock Plan)
NOT TRANSFERABLE EXCEPT BY WILL OR BY THE LAWS GOVERNING THE DESCENT AND DISTRIBUTION OF ESTATES
Non-Qualified Stock Option granted by United States Steel Corporation, a Delaware Corporation, (the “Corporation”) to the optionee identified below (the “Optionee”).
Name of Optionee:
Name of Employing Company
	on Date Hereof:	United States Steel Corporation
Option Serial Number:
Number of Shares Subject to Purchase:
	Option Price of Each Share:	$
Date of This Stock Option:

By my acceptance, I agree that this option is granted under and governed by the terms and conditions of the United States Steel Corporation 2002 Stock Plan and the Grant Terms and Conditions contained herein, as well as such administrative regulations as the Compensation and Organization Committee (the “Committee”) may adopt from time to time.

United States Steel Corporation		Accepted as of the above date:

By	______________________________________(L.S.)	By	______________________________________(L.S.)
	Authorized Officer		Signature of Optionee
TERMS AND CONDITIONS

1. The Corporation agrees that the Optionee has the right to purchase the number of shares of common stock of the Corporation set forth in this Stock Option Grant for the price stated herein. The purchase price shall be paid in cash or such other form of consideration as the Committee may approve, including shares of the common stock of the Corporation valued at the fair market value of the stock on the date of exercise of the option.

2. The Optionee agrees to continue as an employee of an employing company for one year from the date of the option, subject to the employing company’s right to terminate the Optionee’s employment at any time, performing such duties consistent with his capabilities and receiving his present compensation or such adjusted compensation as the employing company shall from time to time reasonably determine. If the terms of the Optionee’s employment are changed in a manner materially adverse to the Optionee during such period, the Optionee shall be relieved of any further obligation to remain employed.

3. The option may be exercised in whole at any time or in part from time to time during the option period; provided, however, that the option may not be exercised in whole or in part prior to the expiration of one year from the date of the option; and, if exercised in part, may not be exercised as to less than 100 shares at any one time, unless such exercise is as to the remaining portion of the option. The option period shall begin on the date of the stock option and shall end (a) eight years thereafter, (b) five years after the date upon which the Optionee retires or (c) three years after the Optionee dies while employed, whichever first occurs. Unless otherwise determined by the Committee, the option period shall also terminate and all rights to exercise the option shall terminate in the event the Optionee ceases to be an employee of any employing company for any cause other than death or retirement. The Stock Plan Officer may cancel the option by written notice to the Optionee: (1) after the Optionee retires prior to age 65, (2) after the Optionee retires at any age and the Stock Plan Officer deems such cancellation to be in the best interests of the Corporation, and (3) when the Stock Plan Officer determines that the Optionee has accepted, or intends to accept, employment with a competitor of any business unit of the Corporation.

4. Notwithstanding anything to the contrary stated herein, if the Optionee’s employment is terminated for any reason following a change in control of the Corporation (as defined in Paragraph 10. below), the option shall be immediately fully vested and exercisable and shall remain so throughout the entire term of the option and all rights of the Committee or Stock Plan Officer to cancel the option shall be void.

5. During the Optionee’s lifetime, the option may be exercised only by the Optionee or by the Optionee’s guardian or legal representative. Upon the Optionee’s death, the option may be transferred by will or by the laws governing the descent and distribution of the Optionee’s estate. Otherwise, the option may not be transferred, pledged or encumbered and, in the event of an attempt to transfer, pledge or encumber it, the Committee may cancel it.

6. In the event there is a change in the outstanding common stock of the Corporation by reason of a stock split, stock dividend, stock combination or reclassification or merger, or similar event, the Committee may adjust appropriately the number of shares available and the option price, pursuant to the option, and make such other revisions to the option as it deems are equitably required. The Optionee shall be notified of such adjustment and such adjustment shall be binding upon the Corporation and the Optionee.

7. Notwithstanding anything in the option to the contrary, the obligations of the Corporation and the rights of the Optionee are subject to all applicable laws, rules and regulations including, without limitation, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities Act of 1933, as amended, the Internal Revenue Code of 1986, as amended, and any other applicable laws.

8. The option is not valid unless it is accepted by the Optionee and notice of such acceptance is received by the Stock Plan Officer. In the event of the exercise of the option in whole or in part, the portion of the option so exercised shall be cancelled.

9. The option shall be exercised in accordance with such administrative regulations as the Committee may from time to time adopt.

10. For purposes of this grant, a “change in control of the Corporation” shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation is then subject to such reporting requirement; provided, that, without limitation, such a change of control shall be deemed to have occurred if (A) any person (as defined in Sections 13(d) and 14(d) of the Exchange Act) (a “Person”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such person any such securities acquired directly from the Corporation or its affiliates) representing twenty percent (20%) or more of the combined voting power of the Corporation’s then outstanding voting securities; provided, however, that for purposes of this grant, the term “Person” shall not include (i) the Corporation or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation; and provided further, however, that for purposes of this clause (A), there shall be excluded any person who becomes such a beneficial owner in connection with an Excluded Transaction (as defined in clause (C) below); or (B) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved; or (C) there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary thereof with any other corporation, other than a merger of consolidation (an “Excluded Transaction”) which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the voting securities of the entity surviving the merger or consolidation, (or the parent of such surviving entity) immediately after such merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation, or there is consummated the sale or other disposition of all or substantially all of the Corporation’s assets.

05 EMC